UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

On May 6, 2014, Xylem Inc. (the “Company”) held its Annual Meeting of Shareowners (“Annual Meeting”). There were 161,565,436 shares of common stock represented at the Annual Meeting in person or by proxy, constituting 87.3% of common stock outstanding on March 10, 2014, the record date.

The final voting results for each item presented at the meeting are set forth below:

1.	Election of Class III Directors. The following nominees were elected to serve as Class III directors for a three-year term expiring in 2017. Votes recorded, by nominee, were as follows:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sten E. Jakobsson	146,176,906	2,491,137	178,444	12,718,949
Steven R. Loranger	146,131,602	2,517,672	197,213	12,718,949
Edward J. Ludwig	146,187,531	2,478,707	180,249	12,718,949
Jerome A. Peribere	126,823,909	21,838,739	183,839	12,718,949

2.	Ratification of Appointment of the Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014 was ratified by a vote of 158,047,071 shares voting for; 2,985,114 shares voting against; and 533,251 abstentions.

3.	Non-Binding Vote on Named Executive Officer Compensation. The proposal for approval, by a non-binding vote, of the compensation of the Company’s named executive officers was approved by a vote of 139,609,386 shares voting for; 2,628,158 shares voting against; 6,608,943 abstentions; and 12,718,949 broker non-votes.

4.	Approval of the Performance-Based Provisions of the 2011 Omnibus Incentive Plan. The proposal for approval of the performance-based provisions of the 2011 Omnibus Incentive Plan was approved by a vote of 144,060,339 shares voting for; 4,277,869 shares voting against; 508,279 abstentions; and 12,718,949 broker non-votes.

5.	Approval of Performance-Based Provisions of the Xylem Annual Incentive Plan for Executive Officers. The proposal for approval of the performance-based provisions of the Xylem Annual Incentive Plan for Executive Officers was approved by a vote of 144,286,179 shares voting for; 3,850,175 shares voting against; 710,133 abstentions; and 12,718,949 broker non-votes.

6.	Approval of a Proposal to Amend the Company’s Articles of Incorporation to Allow Shareowners to Call a Special Meeting. The proposal for approval of an amendment to the Company’s Articles of Incorporation to allow shareowners to call special meetings was approved by a vote of 148,287,821 shares voting for; 322,855 shares voting against; 235,811 abstentions; and 12,718,949 broker non-votes.

7.	Shareowner Proposal Titled “Executives to Retain Significant Stock.” The shareowner proposal titled “Executives to Retain Significant Stock” was not approved, with a vote of 123,262,252 shares voting against; 24,652,696 shares voting for; 931,539 abstentions; and 12,718,949 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: May 9, 2014	By:	/s/ Patrick K. Decker
Patrick K. Decker
President and Chief Executive Officer